UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 4, 2017

Date of report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-12019

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Quaker Park 901 E. Hector Street Conshohocken, Pennsylvania 19428 (Address of principal executive offices) (Zip Code)

(610) 832-4000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Commitment Letter

As previously disclosed by Quaker Chemical Corporation, a Pennsylvania corporation (the “Company”), in a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on April 5, 2017, the Company entered into entered into a Share Purchase Agreement (the “Share Purchase Agreement”) on April 4, 2017 with Gulf Houghton Lubricants, Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Gulf Houghton”), Global Houghton Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Global Houghton”), and certain members of the management of Global Houghton (collectively with Gulf Houghton, the “Sellers”) and Gulf Houghton Lubricants, Ltd., as agent for the Sellers (the “Sellers’ Representative”), pursuant to which the Company has agreed to purchase (the “Acquisition”) the entire issued and outstanding share capital (the “Shares”) of Global Houghton from the Sellers.

In connection with entering into the Share Purchase Agreement and the transactions contemplated thereby, the Company on April 4, 2017 also entered into a Senior Secured Credit Facilities Commitment Letter (together with all exhibits thereto, the “Commitment Letter”) with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (collectively, the “Commitment Parties”). Pursuant to the Commitment Letter and subject to the terms and conditions set forth therein, the Commitment Parties have committed to provide senior secured credit facilities of up to $1.15 billion consisting of (i) a $575 million senior secured term loan to the Company on the closing date, (ii) a senior secured term loan in Euros in an amount equal to $175 million to Quaker Chemical B.V. and/or Quaker Chemical Europe B.V. (collectively, the “Foreign Borrowers”) on the closing date, and (iii) a $400 million revolving facility available to the Foreign Borrowers or the Company (collectively, the “Financing”). The proceeds of the term loans and a portion of the revolving credit loans would be used, together with shares of capital stock of the Company and cash on hand, for the purpose of funding (i) the payment of the consideration in respect of the Acquisition, (ii) the repayment of existing indebtedness of the Company and its subsidiaries, (iii) the repayment of indebtedness of Global Houghton and its subsidiaries at the closing of the Acquisition, and (iv) the payment of fees and expenses incurred in connection with the foregoing. It is also expected that the remainder of the revolving facility would remain available to provide liquidity for the Company after the closing of the Acquisition and for other general corporate purposes. The commitment to provide the Financing is subject to certain terms and conditions, including the negotiation of definitive documentation and other customary closing conditions consistent with the Share Purchase Agreement and Commitment Letter. The definitive documentation governing the Financing will contain, among other terms, affirmative and negative covenants, financial covenants, and events of default, in each case to be negotiated by the parties consistent with the Commitment Letter. The consummation of the Acquisition is not conditioned upon receipt of the proceeds from the Financing or any replacement financing.

The foregoing description of the Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Acquisition, the Company will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THIS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the proxy statement, once available, and of the Company’s other filings with the Commission may also be obtained from the Company by directing a request to:  Victoria K. Gehris, Investor Relations, 610.832.4246.

The Company and its directors, executive officers and other members of its management may solicit proxies from its shareholders in favor of the transaction. Information concerning such persons who may be considered participants in the solicitation of the Company’s shareholders under the rules of the Commission will be set forth in the definitive proxy statement to be filed by the Company with the Commission in connection with the transaction.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company's products and services is largely derived from the demand for its customers' products, which subjects the Company to uncertainties related to downturns in a customer's business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors, including those related to the transaction, could also adversely affect us including, but not limited to:

•	the risk that the Company shareholders may not approve the issuance of certain consideration for the proposed transaction;
•	the risk that a required regulatory approval will not be obtained or is subject to conditions that are not anticipated or acceptable to us;
•	the potential for regulatory authorities to require divestitures in connection with the proposed transaction, which would result in a smaller than anticipated combined business;
•	the risk that a closing condition to the proposed Acquisition or Commitment Letter may not be satisfied in a timely manner;
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement or Commitment Letter;
•	potential adverse effects on the Company’s business, properties or operations caused by the implementation of the transaction;
•	The Company’s ability to promptly, efficiently and effectively integrate Houghton’s operations into those of the Company;
•	risks related to disruption of management time from ongoing business operations due to the proposed transaction; and
•	the outcome of any legal proceedings that may be instituted against the companies following announcement of the Share Purchase Agreement and transactions contemplated therein.

Therefore, we caution you not to place undue reliance on our forward-looking statements.

For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of our 2016 Form 10-K, and in our subsequent quarterly and other reports filed from time to time with the Commission. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which we issued this report. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

10.1	Senior Secured Credit Facilities Commitment Letter, dated April 4, 2017, by and among Quaker Chemical Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: April 7, 2017	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Senior Secured Credit Facilities Commitment Letter, dated April 4, 2017, by and among Quaker Chemical Corporation, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc.